Maximum Amount Comprehensive Credit Line Contract

NO. SX161213000377

Fiduciary: Springpower Technology (Shenzhen) Co., Ltd

Address: Building A, Chaoshun Industrial Zone, Renmin Street, Danhu, Guanlan Road, Baoan, Shenzhen

Creditor: Bank of Jiangsu, Shenzhen Sub-branch.

Address: 4011, Shennan Road, Futian District, Shenzhen.

According to relevant laws and regulations of China, this contract was agreed by two parties, and both parties agree to comply with all terms of the contract.

Clause 1 The maximum comprehensive credit limits (hereinafter referred to as “fiduciary”) means the credit line that creditor provide to fiduciary who can use the credit line in the business lines agreed by the contract.

Clause 2 Content of the credit

1. The maximum amount of comprehensive credit limits that creditor provide to fiduciary is RMB 10,000,000.

2. The period of the credit: From June 21th, 2013 to June 20th, 2014. This period only limits the start date of the credit businesses but the expiration date.

3. The allotted time, amount, interest rate and rate of single specific business under this credit contract should be agreed by accordingly specific business contract and voucher.

4. Aforesaid “The maximum comprehensive credit limits” only includes the balance of credit principal which is the actual used credit line (deducts guaranty bund) deducts the part which has been repaid under this contract during the contract period, but the interest, punitive interest compound interest and other payables which should be afforded by fiduciary.

Clause 3 The usage of credit line

1. When fiduciary need to use the credit line under this contract, should apply to creditor one by one, creditor has the right to audit in accordance with fund condition of itself, operation situation of fiduciary and the purpose of credit etc. If the applications are approved, both parties should sign the specific credit business contract separately. Every single credit business contract under this contract and relevant voucher constitute the effective attachment of this contract.

2. Within the period agreed in this contract, fiduciary can use the credit line according to the limit of every single credit business agreed by this contract repeatedly, if fiduciary need to adjust the usage of credit line, application should be provided to creditor in writing, and creditor decides whether the application can be approve and the method of adjustment.

4. When the credit become expiring, the credit line which is not used will automatically be cancelled.

Clause 4 Adjustment of credit line

In the process of performing this contract, if following situations, which may affect the right of creditor, occur, creditor has the right to make relevant adjustment and/or stop fiduciary using credit line, and cancel unused credit line of fiduciary.

1. The market, which is related to fiduciary’s operation, has significant adverse changes, or Country’s monetary policy has significant adjustment.

1

2. There are significant difficulties on operation situation or important adverse changes on financial conditions to fiduciary.

3. Termination of business, liquidation, restructuring, dissolution and bankruptcy of fiduciary by an active or passive means.

4. Fiduciary is involved in significant litigation, arbitration or administrative punishment, or has significant default with other creditors.

5. Fiduciary indicates or expresses by its actions that it does not perform its obligations under this contract or other contract signed by creditor and fiduciary.

6. Fiduciary provides false materials or conceals any important fact of finance and operation.

7. Fiduciary does not perform the obligations agreed in this contract or specific credit business contract.

8. Fiduciary violates other contracts signed by creditor and fiduciary.

9. Fiduciary transfers its assets, pumps money, evades debts and has other behaviors which damage or might damage the rights of creditor.

10. Fiduciary is involved in illegal operations.

11. Division, merger, important takeover, consolidation and reorganization of fiduciary.

12. Fiduciary loses commercial integrity.

13. Controlling shareholder of fiduciary transfer is changed, or significant items happen to controlling share holder, actual controller, legal representative, senior executives of fiduciary, including but not limited to be involved in illegal actions, litigation, arbitration, deterioration of financial condition, bankruptcy, dissolution etc.

14. Guarantor of the credit business under this contract default, such as providing false information, violating other contracts signed by creditor or other third parties, involved in litigation, arbitration, stopping doing business, business failures, illegal actions, evading bank credit’s right, merging, consolidation, reorganization, and other situation which may affect guaranty ability of Guarantor.

15. Other situations damage rights and interests of creditor.

Clause 5 Rights and obligations of fiduciary

1. Having the right to apply for using the credit line.

2. Opening settlement account in Bank of Jiangsu, Shenzhen Sub-branch, and arrange settlement of both domestic and overseas accounts, foreign exchange settlement and sale and other intermediate business in Bank of Jiangsu or its sub-branch more than the proportion of the credit line which gets from creditor and all credit line of fiduciary.

3. Fiduciary should provide true documents and information to creditor (including but not limited all bank accounts, balance of deposit and loans, situations of using loans, condition of assets, operation, and inner management etc.

4. Providing last month’s financial statement before the 20th of each month, and providing audited financial statement to creditor in120 days after fiscal year, and providing changes and modifications of itself to creditor.

5. Accepting and cooperating with creditor in surveying, supervising and examining on the situation of using credit, related production, management, financial operation.

2

6. Complying with this contract and every single business contract under this contract strictly.

7. When used credit exceed the credit line agreed in this contract result from the change of exchange rate, fiduciary should repay the exceeding part or pay homologous security deposit.

8. If following situation occurs, fiduciary should notice in writing creditor in 5 days since related situation happens and implement security measure which is accepted by creditor.

(1) Changes of membership function, executives, articles of association and organization.

(2) Stopping producing, going out of business, cancelling registration, being cancelled business license or being applied for bankruptcy.

(3) Changes of name, domicile, legal representative, contact manner and so on.

(4) Financial standing depravation, significant difficulty on operation, significant litigation or arbitration.

(5) Other things have significant affect on rights and interests of creditor.

9. Fiduciary should ask creditor’s consent and implement security measure, which is accepted by creditor, before taking following actions.

(1) Contract management, lease, stock system reform, joint operation, consolidation, merger, discrete, joint venture, asset transference, reducing registered capital, applications of suspensions, dissolution, bankruptcy and other actions which can affect rights and interests of creditor.

(2) Providing guarantee for other’s debts, or pledging or mortgaging major asset of itself to third party, leading to affect the repayment ability under this contract.

10. When the guarantor, which is under this contract or under single business contract of this contract, loses guarantee ability, or pledge, which is under this contract or under single business contract of this contract, depreciates in value, fiduciary should take other guarantee measures, which are accepted by creditor, in time.

11. Fiduciary is not allowed to sign the contract, which can damage the rights and interests of creditor, with any other third party.

Clause 6 Rights and obligations of creditor

1. Accepting and reviewing fiduciary’s application of using the credit.

2. The financial conditions, operation of fiduciary should be kept secret by Party B, except the laws, administrative laws and regulations, normative documents requested.

3. Having the right to ask fiduciary to provide related information of the credit, having the right to know the production, financial condition, operation, and repayment plan of fiduciary, and having right to extract and copy from account books, operation record and related information.

4. Having the right to supervise fiduciary uses the credit according to this contract and single credit business contract.

3

5. Having the right to collect principal, interest, and other related expenses from Party A’s account on schedule or in advance.

6. If fiduciary fails to act or violate the obligations under this contract and single credit business contract of this contract, creditor has the right to adjust the maximum amount of comprehensive credit line, and stop using credit line, cancel unused credit line of fiduciary, regain used credit in advance.

7. Having the right to query the credit inquiry of fiduciary, the legal representative of fiduciary and executives of fiduciary, and has the right to provide the information of fiduciary to the people’s Bank of China etc.

8. If fiduciary fails to act repayment obligations under this contract and single credit business contract of this contract, defaults of fiduciary can be announced in public by creditor.

Clause 7 All debts (including punitive interest and related expense) under the contract are guaranteed by Maximum Amount Guaranty Contract (NO.B2161213000045) signed by ICON ENERGY SYSTEM COMPANY LIMITED and the creditor, and Maximum Amount Personal Joint Responsibility Guarantee (B2161213000046) signed by DANGYU PAN and the creditor.

Clause 8 Expense

1. The expense of credit information, notarization, testimony, register etc under the contract should be afforded by fiduciary.

2. The expense result from fiduciary does not repay related debt, such as advertising fee, delivery fee, appraisal cost, counsel fee, legal fare, travel expense, valuation fee, auction fee, property preservation fees, enforcement fee etc, should be afforded by fiduciary.

Clause 9 Modification, dissolution and execution of civil right of the contract

1. Agreed by both parties, this contract can be modified and dissolved in written.

2. Any tolerance, extension or delay from creditor to fiduciary for exercising of rights under this contract does not affect the rights creditor enjoys according to this contract and laws and regulations, and cannot be considered as approval to the default, and does not mean the abdication of the right.

3. Any item of this contract become invalid because of any reasons, fiduciary still should assume all responsibilities. If above situation happens, creditor has the right to terminate this contract, and ask fiduciary to repay immediately.

4. If fiduciary violate the obligation regulated in eighth item of clause 8 of this contract. It will be considered as the information has been delivered that related notices and documents sent by creditor according to primary address result from fiduciary does not perform above obligations.

5. Any related notices and documents should be sent in written by both parties.

Clause 10 Fiduciary agrees that the credit’s rights under this contract can be enforced after notarization. When fiduciary does not carry out obligations under the contract completely or partly, creditor can apply enforcement to competent court.

Clause 11 Applicable Law and Resolution for dispute

The making, efficacy, explanation, performance and resolution for dispute of the contract are applicable to the laws of People’s Republic of China. During the performance of this contract or all disputes relating to this contract, the two parties settle through consultations. If negotiation cannot reach agreement, both parties can apply to the local people’s court of creditor.

4

Clause 12 Effective and invalid of the contract

1. This contract enters into force upon the date when it is signed or sealed and affixed with official seals by the legal representative or entrusted agents of fiduciary and creditor.

2. This contract become invalid after fiduciary accomplishes all repayment responsibility under this contract.

Clause 13 This contract is signed in triplicate, creditor holds two copies, fiduciary holds one copy, three copies have the equal legal effect.

The things which are not mentioned in this contract should be explained and settled according to relevant laws, administrative laws and regulations, normative documents and single credit business contract, and the related regulations of Bank of Jiangsu.

Clause 15 Prompt

Fiduciary has known the business scope and grant privilege of Party B. Fiduciary has read all terms of the contract. Creditor has explained homologous terms requested by fiduciary. Fiduciary has known the meaning of all terms of the contract and homologous legal consequence. Signing the contract is the true will of fiduciary.

/s/ [COMPANY SEAL]

Fiduciary (stamp)

Legal Representative or agent (signature):

June 28, 2013

/s/ [COMPANY SEAL]

Creditor (stamp)

Legal Representative or agent (signature):

June 28, 2013

5

Supplementary Agreement of Maximum Amount Comprehensive Credit Contract of Springpower Technology (Shenzhen) Co., Ltd

1. Credit line limits to use for normal operation, such as purchase of raw materials etc. When single business transaction occurs, effective transaction contract or order form should be provided with amount of no less than the transactional amount. When writing bank acceptance bill, relevant value added tax invoice should be provided in time. Credit cannot be used for connected transaction which has no actual business, and cannot be used for fixed assets, stock right, coupon investment and diverting.

2. Fiduciary has the obligation to ensure it is appointed that fiduciary’s account opened in Bank of Jiangsu, Shenzhen Sub-branch is the only account of sales outstanding of fiduciary in new sales contract and order form signed by Springpower Technology (Shenzhen) Co, Ltd and Meilv Electronics Co., Ltd, by writing (or notary service mode). Account receivable should return to above account. Without creditor’s consent, fiduciary cannot change the account of sales outstanding.

3. Fiduciary should complement bank acceptance exposure in advance as single bank acceptance bill contract requested.

4. In the credit period, except existing financing banks, it should be approved by the Creditor that if the guarantees of new financing banks of the Fiduciary are superior to that of the Creditor.

5. If the Fiduciary defaults the above clauses, 1% of exposure amount of credit line will be charged by the Creditor as penalty and the Creditor has the right to claim the maturity of the credit.

6. Amount of settlement should match to usage of credit; otherwise, creditor has the right to decide the usage of credit line and further operation after expiration according to the settlement.

Fiduciary (stamp)

Legal Representative or agent (signature): /s/ [COMPANY SEAL]

Creditor (stamp)

Legal Representative or agent (signature): /s/ [COMPANY SEAL]

6

Maximum Amount Personal Joint Responsibility Guarantee

NO. BZ161213000046

To: Bank of Jiangsu, Shenzhen Sub-branch

To ensure the performance of your bank’s right, guarantor agrees to provide joint responsibility guarantee for the “Maximum Amount Comprehensive Credit Line Contract” (herein after referred to as “master contract”) unconditionally and irrevocably, which contract number is “BZ161213000377”, entered into by Springpower Technology (Shenzhen) Company Limited (herein after referred to as “debtor”) and your bank. Guarantor promises as follows:

Article 1 The guaranteed creditor’s right

The secured creditor’s right is all debt your bank lends to debtor according to master contract.

The master contract of this guarantee consists of master contract and all attachments signed according to master contract (including but not limited affiliated contract, applications, notice, various vouchers and other legal documents which form debtor-creditor relationship).

Article 2 Guarantee Covers

The guarantee coverage: the principals and interests (including punitive interest and compound interest) of all loans (credit) occurred between debtor and your bank according to the master contract and its attachments from June 21of 2013 to June 20 of 2014, the penal sum that debtor should pay to your bank; compensation and other expense your bank cost for realizing creditor’s right (including but not limited legal fare, arbitration fees, property preservation fees, execution fees, valuation fee, auction fee, attorney fee, travelling fee etc.).

Aforesaid period indicates the date of occurrence, and does not limit the date of expiration.

Article 3 Guaranty Method

Guarantor voluntarily provide the joint liability guarantee, when debtor do not perform the debt according to master contract, no matter what other guarantee your bank has for ensuring the creditor’s right under the master contract (including but not limited guarantee, mortgage, pledge etc), your bank has the right to ask guarantor to take guarantee responsibilities within guarantee coverage.

Article 4 Maximum amount of the guaranty

The maximum amount which the guarantee assumed hereunder is at most no more than RMB 10 million only. The maximum amount of guaranty hereon is loan principal balance by total amount (means line of credit deducting the part of cash deposit) of use of loans and facility actually under the master contract signed between creditor and debtor and in the period as mentioned in the contract deducting the part of repayment, excluding the proceeds of payable except the principals stipulated in article 3, such as interest expenses and penalties, etc., but the guarantee shall still assume the joint liquidated liability.

The guarantor agrees that the debtor can recycle the loans under master contract, and agrees that the debtor can adjust the credit line of all kinds of loans within the line of credit hereunder, and the guarantor shall assume the joint guarantee liability.

Article 5 Warranty Period

The warranty period of this contract is from the effective date of this contract to 2 years after the maturity date of the debts (Including deferred loans) under master contract.

1

Article 6 Changes of Master contract

The warranty obligations of this contract will not be affected by any changes (Including but not limited to modifying, supplying and deleting etc.) of master contract agreed by creditor and debtor except the amount of the loan. If creditor and debtor agree with delaying to repay the debt, this contract is still effective.

Creditor transfer its credit’s right to the third party legally, guarantor assume the same warranty responsibilities as before.

Article 7 Independence of this guarantee

This guarantee is independent of master contract, it does not affect the efficacy of this guarantee that master contract is invalid completely or partly. If master contract is considered as invalid, guarantor assume joint security responsibility to the debt result from debtor return property or pay for the damage. Guarantor promise to supervise debtor use the loan (credit), and if debtor changes the purpose of the loan (credit), guarantor still assume warranty responsibility.

Any tolerance, extension, privilege or delay from creditor to guarantor for exercising of rights under this contract does not affect, injure and limit the rights creditor enjoys according to this contract and laws and regulations, and cannot be considered as the abdication of the related right according this contract, and will not affect the obligations of guarantor under this contract.

The efficacy of this guarantee will not be affected by any contract, agreement, and guarantee, and tacit agreement, dispute.

Warranty obligations of guarantor (including the inheritor, assignee and conservator of guarantor) are continuous, and have no affect on any change of guarantor and debtor (Including but not limited in division, merger, reorganization, transactions of property right and operation right). If debtor’s subject qualification cease to exist before debtor repay all debt to creditor, or creditor announce its subject qualification cease to exist within 6 months since debtor repay all debt result in foregoing repayment become invalid, the warranty obligations under this contract are still effective.

Article 8 Guaranty

Guarantor agrees to assume warranty responsibility by all his property (including family possessions; since the date of signing this guarantee, guarantor will not allowed to dispose above property without your bank’s consent, if your bank thinks it is necessary that above property can be guaranteed, mortgaged or pledged, guarantor promise to assist to process above procedures.

During warranty period, guarantor promises that he will not provide guarantee which is exceed his warranty ability to third party. If above property is insufficient to afford the guarantee responsibility, guarantor promise to assume repayment responsibility for the insufficient part.

If your bank feels necessary, guarantor agrees to provide the list of all his assets, and evaluate the assets on the list, guarantor will afford valuation fee. Guarantor promises that he enjoys ownership and the right of disposal of all assets on the list.

Article 9 Advanced Guarantee Responsibilities

During warranty period, when any default under master contract or other situations which is considered as can affect the realization of creditor’s right by your bank happen, your bank can announce the debt expire in advance, and has the right to ask the guarantor assumes security responsibility on the date announced by your bank, guarantor agrees to assume the security responsibility as your bank requested.

2

Article 10 Receiving Payables

Your bank has the right to cut payment from guarantor’s account in bank of Jiangsu for all payables of guarantor in the range of warranty coverage. If the payment is foreign currency, it will be calculated according to the rate your bank announced on the day.

Article 11 Other Items

1. During warranty period, your bank has the right to supervise the fund and financial condition of guarantor, and guarantor should provide true information.

2. Guarantor authorizes your bank to claim for his expire creditor’s right, achieved money should be repaid your bank’s debt preferentially.

3. The loan, which is under the master contract or specific credit business of the master contract, is not paid as agreed, or is changed the way of payment, guarantor still assume security responsibility.

Article 12 Settlement of Dispute

When there is any dispute in performing the contract, both parties should settle the dispute through consultations at first, if negotiation cannot reach agreement, both parties can apply to the local people’s court of your bank.

During litigation or arbitration period, the items of this contract which are not involved in the dispute still should be performed.

Article 13 Becoming Effective

This guarantee comes into force since being signed by guarantor

Article 14 Statements

1. Guarantor knows the business scope and limits of authority of your bank.

2 The guarantor has read the contract comprehensively and carefully and fully understands the master contract entered into between creditor and debtor, upon the request of guarantor, the creditor has made the terms interpretation accordingly as for the master contract and the contract hereunder, and the guarantor are fully aware of and understands the whole terms content of master contract and the contract hereunder, and signed this contract with true willing. The guarantor is fully aware of the legal consequence for the conclusion and performance of the master contract and the contract hereunder may give rise to, and fully confirms the obligations related to this contract.

3. Guarantor has the right to sign this guarantee.

5. It should be noticed to your bank in writing that any changes of guarantor’s abode, postal address, contact number etc in 10 days after the changes happen. It will be considered as the information has been delivered that your bank sends related notices and documents according to primary address result from guarantor does not perform above obligations.

6. If notary organ grant enforceable potency to this contract, guarantor agrees to be enforced and gives up the right of defense.

Guarantor (signature):  /s/ Dangyu Pan

ID number:

6/28/2013

3

Maximum Amount Guaranty Contract

Contract No.: B2161213000045

Guarantor: Icon Energy System Company Limited

Address: Block A, 4/F, Jinmeiwei Industrial Park, Guanlan Hi-tech Industrial Park,

Shangkeng Community, Guanlan Town, Baoan District, Shenzhen

Creditor: Bank of Jiangsu, Shenzhen Sub-branch.

Address: 4011, Shennan Road, Futian District, Shenzhen.

In order to warranty the performance of debts under item one of this contract, the guarantor provides the warranty to the creditor voluntarily, and the two parties entered into this contract after equal negotiation.

Article 1: Master contract

The master contract hereunder is    A     .

A. The creditor and the debtor Springpower Technology (Shenzhen) Company Limited entered into this contract of maximum amount comprehensive credit line whose number is SX SX 161213000377, and has or will enter into the separate facility business contract, as well as amendments and supplements.

B. The creditor and the debtor                , from     year   month   day    to    year month   day , entered into the contracts of loans, bank acceptance drafts, trade financing, letter of guarantee, funds business, and other agreement, as well as amendments and supplements.

Article 2: Primary credit and period

Except the period determined or agreed separately in accordance with the laws, the actual credit under the master contract consists of the primary credit of the contract in the below period:      A     .

A. From the effective date of “maximum amount comprehensive credit line contract” in article one to the expiration date of facility period stipulated in this contract and amendments or supplements.

B. From ___ year __ month ___ day __ to __ year __ month __ day under article one of this contract.

Article 3: Guarantee Coverage

The scope of guaranty of creditor hereunder covers all debts occurred under this contract by the debtor, including but not limited to principals, interest expenses, compounded interests, penalties, processing fees, default expenses, damage compensation, legal fees, escrow fees, taxation expenses, arbitration fees, travel fees, assessment fees, auction fees, property preservation fees, compulsory execution fees and other expenses for realization of the creditor’s right.

Article 4: Maximum amount of the guaranty

The maximum amount which the guarantee assumed hereunder is at most no more than RMB 10 million only. The maximum amount of guaranty hereon is loan principal balance by total amount (means line of credit deducting the part of cash deposit) of use of loans and facility actually under the master contract signed between creditor and debtor and in the period as mentioned in the contract deducting the part of repayment, excluding the proceeds of payable except the principals stipulated in article 3, such as interest expenses and penalties, etc., but the guarantee shall still assume the joint liquidated liability.

1

The guarantor agrees that the debtor can recycle the loans under master contract, and agrees that the debtor can adjust the credit line of all kinds of loans within the line of credit hereunder, and the guarantor shall assume the joint guarantee liability.

Article 5: The guarantor has read the contract comprehensively and carefully and fully understands the master contract entered into between creditor and debtor, upon the request of guarantor, the creditor has made the terms interpretation accordingly as for the master contract and the contract hereunder, and the guarantor are fully aware of and understands the whole terms content of master contract and the contract hereunder, and signed this contract with true willing. The guarantor is fully aware of the legal consequence for the conclusion and performance of the master contract and the contract hereunder may give rise to, and fully confirms the obligations related to this contract.

Article 6: The guarantor shall assume the responsibilities for all debts owed by the debtor to the creditor under the master contract, including the debts arising from the prepayment requested by the creditor. After received the written notice sent by creditor, the guarantor shall perform the settlement responsibilities according to the time, kinds of currency, amount, and method of settlement specified by the creditor, and commit to the creditor that the creditor has the right to deduct all amount of guaranty from the guarantor’s account when the creditor deems appropriate, if the deducted proceeds is foreign currency, the currency shall be calculated according to the bid price published by the creditor at the deducted date.

Article 7: The guarantee obligation of the guarantor (including the inheritor, assignee, and conservator of the guarantor) need continuity under this contract, shall not affected by the change of the guarantor or the debtor (including but not limited to merger, split, recombination, conduct title transaction or transactions of managerial authority by way of lease, contract, and so on). If the debtor’s subject qualification ceases to exist before clear off the loans hereunder, or the debtor declares that its subject qualification cease within six month from the date clear off all of loans leading to its foregoing repayment activity invalid, the guarantor’s warranty obligations is still effective.

Article 8: The term of the guaranty hereunder is from the date of effective to two years after expiration of the debts hereunder (including the maturity of extension period).

Article 9: The guaranty obligations under this contract shall not subject to be affected by any change for the terms and conditions of master contract agreed by both creditor and debtor (including but not limited to amendments, supplements, and cancellations). If the creditor and debtor agree to extension or delay the performance of the obligations hereunder, the contract hereunder shall continue to be valid.

In the event of the creditor transfers its credit right to others in the period of guaranty according to the law, the guarantor continues to assume the guaranty responsibility within the scope of the guaranty.

Article 10: The guarantor makes the following commitment to the creditor unconditionally and irrevocably: if the debtor fails to or delays to fulfill the obligations of master contract, or confirm the invalidity of the master contract in certain reason, or due to the guarantor fails to or delays to perform any clause hereunder leading to a loss to the creditor, all of above shall be a debt payable for the guarantor to the creditor.

Article 11: Whatever reasons leading to the master contract invalid in law or part of terms invalid, the guarantor shall still assume the guaranty responsibility for the debtor’s repayment liability in accordance with the terms listed hereunder. The guarantor pledge to monitor the debtor to use the loans (facility), in the event of the debtor change the purpose of the loan, the guarantor shall still assume the guaranty responsibilities.

Any tolerance, grace or postpone the exercise of any right preferential by the creditor to the guarantor under this contract, shall not affect, damage, or restrict the creditor’s all rights in accordance with the contract hereunder, laws and regulations, and normative documents, shall not deem as give up the rights and benefit under this contract, and shall not affect any obligations assumed by the guarantor under this contract.

Article 12: If there is any collateral security except this guarantee under this contract, the guarantor is willing to perform the joint guaranty responsibility prior to collateral security on all guaranty debts.

2

Article 13: The guarantor is an entity established in accordance with the laws, is qualified to identify the contract hereunder and perform joint guaranty responsibility. In addition, signing this contract has obtained empowerment thereof, and the process of performing the contract has been completed.

Article 14: The guarantor to sign and perform this contract is its real intension, is true and effective and legal, shall not affected by any relationship of any party hereunder and others or other any events.

Article 15: The debts hereunder has the equal position with guarantor’s other debts, shall be in the same compensation sequence.

Article 16: If the guarantor enters into the counter guarantee contract with the debtor upon this contract, this counter guarantee contract shall not damage the creditor’s any interests, and when the guarantor’s compensation arising from the counter guarantee contract and the creditor’s claim are in the same sequence, the creditor shall be compensated prior to the guarantor.

The guarantor shall not request the debtor to set up a counter guarantee by way of property pledge as to the obligations assumed by the debtor hereunder.

Article 17: The guarantor’s responsibility shall decrease gradually with the decrease of the debts hereunder.

Article 18: The guarantor shall provide the true, complete, valid financial statement and other relevant materials and information as required by the creditor.

Article 19: In the event of guarantor change residence, mailing address, telephone number, the scope of business, and the legal representative, shall notice the creditor in written within 10 days from the date of change events occurred.

Article 10: If notary organ grant enforceable potency to this contract, guarantor agrees to be enforced and gives up the right of defense.

Article 21: The application of laws and resolution of dispute

The signing, effectiveness, interpretation, performance and settlement of disputes of this contract shall apply for the People's Republic of China's laws. If there are any disputes based on this agreement, the contracting parties could attempt to resolve them through consultation. If negotiation fails, shall resolve the disputes according to the following way of     A    :

A. Institute legal proceeding to the court where the creditor located.

B.

Article 22: This contract and any modifications and supplement of it enter into force upon the date when it is signed or sealed and affixed with official seals by the legal representative or entrusted agents of both parties.

Article 23: Other items appointed by both parties.

The things which are not mentioned in this contract should be explained and settled according to relevant laws, administrative laws and regulations, normative documents and the related regulations of Bank of Jiangsu.

Article 24: This agreement is in triplicate, Party A has one copy, Party B has two copies, three copies have the same legal effect.

3

Guarantor (stamp): /s/ [COMPANY SEAL]

Legal representative or agent:

Creditor (stamp): /s/ [COMPANY SEAL]

Legal Representative or agent:

6/28/2013

4